LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Debt Disclosure [Abstract]
2023	$ 0
2024	0
2025	500,000
2026	0
2027	350,000
Over 2027	1,600,128
Total long-term debt	$ 2,450,128	$ 2,100,128